UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 31, 2025

SL GREEN REALTY CORP.

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13199	13-3956775
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

Delaware	333-167793-02	13-3960398
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

One Vanderbilt Avenue
New York, New York 10017

(Address of principal executive offices, including zip code)

(212) 594-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Thirty-First Amendment to the First Amended and Restated Agreement of Limited Partnership of SL Green Operating Partnership, L.P.

On October 31, 2025, SL Green Realty Corp. (the “Company”), as the general partner of SL Green Operating Partnership, L.P. (the “Operating Partnership”), entered into a thirty-first amendment (the “Thirty-First Amendment”) to the Operating Partnership’s First Amended and Restated Agreement of Limited Partnership, dated August 20, 1997 (as amended through the date hereof, the “Partnership Agreement”), in respect of the issuance of 172,809 Series X Preferred Units of the Operating Partnership (the “Series X Preferred Units”) of limited partnership interests with a liquidation preference of $25.00 per unit (the “Series X Liquidation Preference”). 172,809 Series X Preferred Units have been issued as a portion of the consideration for the acquisition of ownership interests in certain commercial real estate property.

The terms of the Series X Preferred Units provide, among other things, that the Series X Preferred Units may be converted into common units of the Operating Partnership (“Common Units”), and following such conversion, in certain circumstances may be redeemed for shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). The initial conversion price of Series X Preferred Units is $80.00 per Common Unit.

The Series X Preferred Units provide for a cumulative quarterly preferential cash distribution of 3.00% of the Series X Liquidation Preference per annum.

The Series X Preferred Units were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Thirty-First Amendment is qualified in its entirety by reference to the Thirty-First Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth above under Item 1.01 is incorporated by reference herein with respect to the issuance by the Operating Partnership of 172,809 Series X Preferred Units (as well as (i) the Common Units issuable upon conversion of the Series X Preferred Units and (ii) the shares of Common Stock that may be issuable upon redemption of such Common Units).

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Thirty-First Amendment, dated October 31, 2025, to the First Amended and Restated Agreement of Limited Partnership of SL Green Operating Partnership, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Date: October 31, 2025